                                                                    Exhibit 23.1


INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Technitrol, Inc.:


We consent to the use of our report included or incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.


/s/ KPMG LLP


Philadelphia, PA
February 27, 2002